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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K
                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 10, 1999
                   (Date of Report - earliest event reported)



                         TRIANGLE PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                   000-21589                   56-1930728
(State of incorporation           (Commission                 (IRS Employer
    or organization)              File Number)              Identification No.)

     4 University Place, 4611 University Drive, Durham, North Carolina 27707


        Registrant's telephone number, including area code: (919)493-5980


                                      NONE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  OTHER EVENTS.

         On December 10, 1999, we issued a press release announcing that the Food and Drug Administration, following extensive discussions with us, advised us that we would need to conduct one or possibly two additional Phase III studies in order to prove that regimens containing Coactinon(R) are equivalent or superior to current first line regimens used to treat HIV-infected patients. The press release has been filed as an exhibit to this Current Report on Form 8-K.





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Item 7.  EXHIBITS.


        99.1 Press Release dated December 10, 1999.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                TRIANGLE PHARMACEUTICALS, INC.




DATE:  December 17, 1999        By: /s/ David W. Barry
                                    ---------------------------------
                                    Name: David W. Barry, M.D.
                                    Title:  Chairman and Chief Executive Officer




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                         TRIANGLE PHARMACEUTICALS, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT
NUMBER             DOCUMENT DESCRIPTION
-------            --------------------

99.1               Press Release dated December 10, 1999.